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EXHIBIT (d)(i)
  SPECIMEN CERTIFICATE FOR COMMON SHARES

CERTIFICATE FOR
NOT MORE THAN
10,000 SHARES

     NUMBER                    SHARES

     NU

     COMMON STOCK              CUSIP 101507 10 1

TRANSFERABLE IN NEW YORK, NY   SEE REVERSE FOR
OR RIDGEFIELD PARK, NJ         CERTAIN DEFINITIONS

                       BOULDER GROWTH & INCOME FUND, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

               THIS
               CERTIFIES
               That

               Is the
               Owner of

             FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF

                       BOULDER GROWTH & INCOME FUND, INC.

     Transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Articles of Incorporation and By-Laws of the Corporation as from time to time amended (copies of which are on file at the offices of the Corporation), to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned and registered by a Transfer Agent and Registrar.

     Witness the facsimile signatures of its duly authorized officers.
     Dated:


/s/ Stephanie Kelley                                    /s/ Stephen C. Miller
Secretary                                               Chairman of the Board

COUNTERSIGNED AND REGISTERED
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT AND REGISTRAR


                          BY AUTHORIZED SIGNATURE




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                       BOULDER GROWTH & INCOME FUND, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act __________ (state)

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _______ Custodian ___________
                     (Cust)             (Minor)

     Additional abbreviations may also beused though not on the above list.

     For value received, _________________________________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE ____________________________________

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     Please print or typewrite name and address including postal zip code of assignee

_________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
______________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:

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NOTICE: The signature to this assignment must correspond with the name as written on the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.


Signature(s) Guaranteed:

The signatures should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loans associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.